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                                                                    Exhibit 99.1









July 30, 2002


                               VIA FEDERAL EXPRESS

Jonathan G. Katz
Secretary, Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C.  20549

Re: Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (SEC File No. 4-460)

Dear Secretary Katz:

         Please find enclosed, pursuant to the Order Requiring the Filing of Sworn Statements Pursuant to Section 21(a)(1) of the Securities and Exchange Act of 1934 (SEC File No. 4-460), the Statements Under Oath of the Principal Executive Officer and Principal Financial Officer of Integrated Electrical Services, Inc. Regarding Facts and Circumstances Relating to Exchange Act Filings.


                                            Yours very truly,


                                            /s/ Curt L. Warnock
                                            ------------------------------------
                                            Curt L. Warnock
                                            Assistant General Counsel


Enclosures